                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                         -----------------------------


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 30, 1998



                       GREEN TREE FINANCIAL CORPORATION
                               as originator of
            Green Tree Home Improvement and Home Equity Loan Trust
                           1998-F Loan-Backed Notes
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                   01-08916                       41-1807858
----------------------------  ------------------------      -------------------
(State or other Jurisdiction  (Commission File Number)       (I.R.S. Employer
     of incorporation)                                      Identification No.)


1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
-------------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code: (651) 293-3400
                                                    --------------


                                Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1.  Changes in Control of Registrant.
-------  --------------------------------

         Not applicable.

ITEM 2.  Acquisition or Disposition of Assets.
-------  ------------------------------------

         Not applicable

ITEM 3.  Bankruptcy or Receivership.
-------  --------------------------

         Not applicable

ITEM 4.  Changes in Registrant's Certifying Accounting.
-------  ---------------------------------------------

         Not applicable

ITEM 5.  Other Events.
-------  ------------

         On December 30, 1998, the Registrant sold approximately $425,250,000 in connection with the Home Improvement and Home Equity Loan Trust, Series 1998-F Loan-Backed Notes, evidencing beneficial ownership interests in a trust consisting of home improvement and home equity loan contracts conveyed by Green Tree Financial Corporation.

ITEM 6.  Resignations of Registrant's Directors.
-------  --------------------------------------

         Not applicable

ITEM 7.  Financial Statements and Exhibits.
-------  ---------------------------------

         (a) Financial statements of businesses acquired.

             Not applicable

         (b) Pro forma financial information.

             Not applicable

         (c) Exhibits.

             The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

             Exhibit No.     Description
             -----------     -----------

                 4.1 Sale and Servicing Agreement between Green Tree Home Improvement and Home Equity Loan Trust 1998-F, as the Issuer or the Trust, and Green Tree Financial Corporation, as Seller and Servicer, dated as of December 1, 1998, relating to Green Tree Home Improvement and Home Equity Loan Trust 1998-F Loan-Backed Notes.

                 4.2 Indenture between Green Tree Home Improvement and Home Equity Loan Trust 1998-F, as Issuer, and U.S. Bank Trust National Association, as Indenture Trustee, dated as of December 1, 1998, relating to Green Tree Home Improvement and Home Equity Loan Trust 1998-F Loan-Backed Notes.

                 4.3 Trust Agreement between Green Tree Financial Corporation as Depositor, and Wilmington Trust Company, as Owner Trustee, dated as of December 1, 1998, relating to Green Tree Home Improvement and Home Equity Loan Trust 1998-F Loan-Backed Notes.

                 4.4 Administration Agreement between Green Tree Home Improvement and Home Equity Loan Trust 1998-F, as Issuer, Green Tree Financial Servicing Corporation, as Administrator, and U.S. Bank Trust National Association, not in its individual capacity but solely as Indenture Trustee, dated as of December 1, 1998, relating to Green Tree Home Improvement and Home Equity Loan Trust 1998-F Loan-Backed Notes.

                 8.1 Tax opinion of Briggs and Morgan Professional Association, dated December 30, 1998 relating to REMIC matters


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GREEN TREE FINANCIAL
                             CORPORATION




                             By:  /s/ Scott T. Young
                                 ------------------------------------
                                 Scott T. Young
                                 Senior Vice President and Controller

INDEX TO EXHIBITS


Exhibit
-------
Number
-------

4.1     Sale and Servicing Agreement between Green Tree Home
        Improvement and Home Equity Loan Trust 1998-F, as the
        Issuer or the Trust, and Green Tree Financial
        Corporation, as Seller and Servicer, dated as of December 1, 1998, relating to Green Tree Home
        Improvement and Home Equity Loan Trust 1998-F
        Loan-Backed Notes.

4.2     Indenture between Green Tree Home Improvement and Home
        Equity Loan Trust 1998-F, as Issuer, and U.S. Bank Trust
        National Association, as Indenture Trustee, dated as of December 1, 1998, relating to Green Tree Home
        Improvement and Home Equity Loan Trust 1998-F
        Loan-Backed Notes.

4.3 Trust Agreement between Green Tree Financial Corporation as Depositor, and Wilmington Trust Company, as Owner Trustee, dated as of December 1, 1998, relating to Green Tree Home Improvement and Home Equity Loan Trust 1998-F Loan-Backed Notes.

4.4 Administration Agreement between Green Tree Home Improvement and Home Equity Loan Trust 1998-F, as Issuer, Green Tree Financial Servicing Corporation, as Administrator, and U.S. Bank Trust National Association, not in its individual capacity but solely as Indenture Trustee, dated as of December 1, 1998, relating to Green Tree Home Improvement and Home Equity Loan Trust 1998-F Loan-Backed Notes.

8.1     Tax opinion of Briggs and Morgan, Professional
        Association, dated December 30, 1998, relating to
        REMIC matters